UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 27, 2007
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 3—Securities and Trading Markets
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 27, 2007, CanArgo Energy Corporation (“CanArgo” or the “Company”) (OSE:CNR, AMEX:CNR) advised the American Stock Exchange (the “AMEX ”) by correspondence of its Board changes announced September 24, 2007 and at the same time acknowledged that the Company was not in compliance with Sections 121 (A)(1) and Section 121(B)(2)a of the AMEX Company Guide, which require, respectively, that at least a majority of the directors comprising the Board of Directors are independent and that the Company’s audit committee be comprised of at least three independent directors. Specifically, the Company currently only has two independent directors of the five directors on the Company’s Board of Directors and an audit committee composed of only two members.
On September 27, 2007, the Company received notice from the AMEX that since the Company was not in compliance with Sections 121 (A)(1) and 121(B)(2)a of the Company Guide, it has until December 27, 2007 to regain compliance with these requirements.
The Company is in the process of exploring the corrective actions necessary to address the situation.
Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure.
October 2, 2007 — Guernsey, Channel Islands — CanArgo Energy Corporation (“CanArgo” or the “Company”) (OSE: CNR, AMEX:CNR) announced that the Company has advised the American Stock Exchange (the “Amex”) of its Board changes announced September 24, 2007 and at the same time acknowledged that the Company was not in compliance with Sections 121 (A)(1) and Section 121(B)(2)a of the Amex Company Guide.
The Company has received notice from the Amex advising the Company that it is not in compliance with such continued listing rules and it has until December 27, 2007 to regain compliance with these requirements.

The Company is in the process of exploring the corrective actions necessary to address the situation.
The information in this report (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
A copy of the Press Release is attached hereto as Exhibit 99.1,
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release dated October 2, 2007 issued by CanArgo Energy Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: October 2, 2007	By:	/s/ Elizabeth Landles
Elizabeth Landles, Corporate Secretary